                                                                   EXHIBIT 10.11


                              SECURITY AGREEMENT
                              ------------------
                                 (SUBSIDIARIES)
                                 --------------

     SECURITY AGREEMENT, dated as of April 22, 1998, among FLEX-O-LITE, INC., a Delaware corporation ("Flex"), OSD ENVIZION, INC., a Delaware corporation ("OSD"), CRYSTALOID TECHNOLOGIES, INC., a Delaware corporation ("Crystaloid"), JACKSON ACQUISITION, INC., a Delaware corporation ("JAI"), AMERICAN ALLSAFE COMPANY, a Texas corporation ("Allsafe"), SILENCIO/SAFETY DIRECT, INC., a Nevada corporation ("Silencio"), and together with Flex, OSD, Crystaloid, JAI and Allsafe, the "Subsidiaries") and BANKBOSTON, N.A., a national banking association, as agent (hereinafter, in such capacity, the "Agent") for itself and the other lending institutions (hereinafter, collectively, the "Banks") which are or may become parties to the Credit Agreement (as hereinafter defined).

     WHEREAS, Jackson Products, Inc., a Delaware corporation (the "Borrower"), has entered into a Revolving Credit and Acquisition Loan Agreement, dated as of April 22, 1998 (as amended and in effect from time to time, the "Credit Agreement"), with the Banks, the Agent and Mercantile Bank National Association, as Co-Agent, pursuant to which the Banks, subject to the terms and conditions contained therein, provide certain financial accommodations to the Borrower; and

     WHEREAS, the Subsidiaries are expected to receive substantial direct and indirect benefits from the making of Loans and other extensions of credit to the Borrower by the Banks pursuant to the Credit Agreement (which benefits are hereby acknowledged); and

     WHEREAS, the Subsidiaries have executed and delivered to the Agent, for the benefit of the Banks and the Agent, a Guaranty dated as of the date hereof (as amended and in effect from time to time, the "Guaranty"), pursuant to which the Subsidiaries guaranteed to the Agent and the Banks the payment and performance of the Borrower's obligations to the Banks and the Agent under or in respect of the Credit Agreement; and

     WHEREAS, it is a condition to the further effectiveness of the Credit Agreement that the Subsidiaries execute and deliver to the Agent, for the benefit of the Banks and the Agent, a security agreement in substantially the form hereof;

     NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.  DEFINITIONS. All capitalized terms used herein without definitions
         -----------
shall have the respective meanings provided therefor in the Credit Agreement. All terms defined in the Uniform Commercial Code of The Commonwealth of Massachusetts and used herein shall have the same definitions herein as specified therein.

     2.  GRANT OF SECURITY INTEREST.
         --------------------------

            2.1. COLLATERAL GRANTED. Each of the Subsidiaries hereby grants to
                 ------------------
     the Agent, for the benefit of the Banks and the Agent, to secure the payment and performance in full of all of the Obligations (as defined in the Credit Agreement), including all of the Subsidiaries' Obligations under the Guaranty (collectively, the "Obligations"), a security interest in and so pledges and assigns to the Agent, for the benefit of the Banks and the Agent, the following properties, assets and rights of the Subsidiaries, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof (all of the same being hereinafter called the "Collateral"):

                 All personal and fixture property of every kind and nature including without limitation all furniture, fixtures, all equipment and accessions, raw materials, inventory and all other capital assets, other goods, accounts, contract rights, rights to the payment of money, insurance refund claims and all other insurance claims and proceeds, tort claims, chattel paper, documents, instruments, securities and other investment property (as such term is defined in the Uniform Commercial Code), deposit accounts and all general intangibles including, without limitation, all tax refund claims, license fees, patents, patent applications, trademarks, trademark applications, trade names, copyrights, copyright applications, rights to sue and recover for past infringement of patents, trademarks and copyrights, computer programs, computer software, engineering drawings, service marks, customer lists, goodwill, and all licenses, permits, agreements of any kind or nature pursuant to which such Subsidiary possesses, uses or has authority to possess or use property (whether tangible or intangible) of others or others possess, use or have authority to possess or use property (whether tangible or intangible) of such Subsidiary, and all recorded data of any kind or nature, regardless of the medium of recording including, without limitation, all software, writings, plans, specifications and schematics.

            2.2. DELIVERY OF INSTRUMENTS, ETC.
                 ----------------------------

                 (a) Pursuant to the terms hereof, each of the Subsidiaries has endorsed, assigned and delivered to the Agent all negotiable or non-negotiable instruments, certificated securities and chattel paper pledged by it hereunder, together with instruments of transfer or assignment duly executed in blank as the Agent may have specified. In the event that any Subsidiary shall, after the date of this Agreement, acquire any other negotiable or non-negotiable instruments, certificated securities or chattel paper to be pledged by it hereunder, such Subsidiary shall forthwith endorse, assign and deliver the same to the Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Agent may from time to time specify.

                 (b) To the extent that any securities now or hereafter acquired by any Subsidiary are uncertificated and are issued to such Subsidiary or its nominee directly by the issuer thereof, such Subsidiary shall cause the issuer to note on its books the security interest of the Agent in such securities and shall cause the issuer, pursuant to an agreement in form and substance satisfactory to the Agent, to agree to comply with instructions from the Agent as to such securities, without further consent of such Subsidiary or such nominee. To the extent that any securities, whether certificated or uncertificated, or other financial assets now or hereafter acquired by any Subsidiary are held by such Subsidiary or its nominee through a securities intermediary, such Subsidiary shall use reasonable efforts to (i) cause such securities intermediary to note on its books the security interest of the Agent in such securities or other financial assets and to confirm such notation promptly to the Agent and (ii), at the request of the Agent, cause such securities intermediary, pursuant to an agreement in form and substance satisfactory to the Agent, to agree to comply with entitlement orders or other instructions from the Agent as to such securities or other financial assets, without further consent of such Subsidiary or such nominee. The Agent agrees with each of the Subsidiaries that the Agent shall not give any such entitlement orders or instructions to any such issuer or securities intermediary unless an Event of Default has occurred and is continuing and the Agent has elected to exercise its rights and remedies as contemplated by (S)14.

                 (c) To the extent that any Subsidiary is a beneficiary under any written letter of credit now or hereafter issued in favor of such Subsidiary, such Subsidiary shall deliver such letter of credit to the Agent. The Agent shall from time to time, at the request and expense of such Subsidiary, make such arrangements with such Subsidiary as are in the Agent's reasonable judgment necessary and appropriate so that such Subsidiary may make any drawing to which such Subsidiary is entitled under such letter of credit, without impairment of the Agent's perfected security interest in such Subsidiary's rights to proceeds of such letter of credit or in the actual proceeds of such drawing. At the Agent's request, such Subsidiary shall, for any letter of credit, whether or not written, now or hereafter issued in favor of such Subsidiary as beneficiary, execute and deliver to the issuer and any confirmer of such letter of credit an assignment of proceeds form, in favor of the Agent and satisfactory to the Agent and such issuer or (as the case may be) such confirmer, requiring the proceeds of any drawing under such letter of credit to be paid directly to the Agent for application as provided in the Credit Agreement.

            2.3. EXCLUDED COLLATERAL. Notwithstanding the foregoing provisions
                 -------------------
     of this (S)2, such grant of security interest shall not extend to, and the term "Collateral" shall not include, any chattel paper and general intangibles which are now or hereafter held by any of the Subsidiaries as licensee, lessee or otherwise, to the extent that (a) such chattel paper and general intangibles are not assignable or capable of being encumbered as a matter of law or under the terms of the license, lease or other agreement applicable thereto (but solely to the extent that any such restriction shall be enforceable under applicable law), without the consent of the licensor or lessor thereof or other applicable party thereto and (b) such consent has not been obtained provided, however, that the foregoing
                                        --------  -------
     grant of security interest shalextend to, and the term "Collateral" shall include, (i) any and all proceeds of such chattel paper and general intangibles to the extent that the assignment or encumbering of such proceeds is not so restricted and (ii) upon any such licensor, lessor or other applicable party consent with respect to any such otherwise excluded chattel paper or general intangibles being obtained, thereafter such chattel paper or general intangibles as well as any and all proceeds thereof that might have theretofore have been excluded from such grant of a security interest and the term "Collateral".

            2.4. STOCK PLEDGE AGREEMENT. Concurrently herewith each of the
                 ----------------------
     Subsidiaries is executing and delivering to the Agent, for the benefit of the Banks and the Agent, a Stock Pledge Agreement pursuant to which such Subsidiary is pledging to the Agent, for the benefit of the Banks and the Agent, (a) 100% of shares of the capital stock of each of its Domestic Subsidiaries and (b) not less than 66% of the shares of capital stock of each of its Foreign Subsidiaries. Such pledge shall be governed by the terms of such stock pledge agreement and not by the terms of this Agreement.

            2.5. PATENT AND TRADEMARK ASSIGNMENTS. Concurrently herewith each of
                 --------------------------------
     the Subsidiaries is also executing and delivering to the Agent, for the benefit of the Banks and the Agent, the Patent Assignment and the Trademark Assignment pursuant to which the Borrower is assigning to the Agent, for the benefit of the Banks and the Agent, certain Collateral consisting of patents and patent rights and trademarks, service marks and trademark and service mark rights, together with the goodwill appurtenant thereto. The provisions of the Patent Assignment and the Trademark Assignment are supplemental to the provisions of this Agreement, and nothing contained in the Patent Assignment or the Trademark Assignment shall derogate from any of the rights or remedies of the Agent or any of the Banks hereunder. Nor shall anything contained in the Patent Assignment or the Trademark Assignment be deemed to prevent or extend the time of attachment or perfection of any security interest in such Collateral created hereby.

     3.  TITLE TO COLLATERAL, ETC. Each of the Subsidiaries is the owner of the
         -------------------------
Collateral free from any adverse lien, security interest or other encumbrance, except for the security interest created by this Agreement and other liens permitted by the Credit Agreement. None of the Collateral constitutes, or is the proceeds of, "farm products" as defined in (S)9-109(3) of the Uniform Commercial Code of The Commonwealth of Massachusetts. None of the account debtors in respect of any accounts, chattel paper or general intangibles and none of the obligors in respect of any instruments included in the Collateral is a governmental authority subject to the Federal Assignment of Claims Act.

     4.  CONTINUOUS PERFECTION. Each Subsidiary's place of business or, if more
         ---------------------
than one, chief executive office is indicated on the Perfection Certificate delivered to the Agent by each Subsidiary herewith (collectively, the "Perfection Certificates"). None of the Subsidiaries will change the same, or the name, identity or corporate structure of such Subsidiary in any manner, without providing at least thirty (30) days prior written notice to the Agent. The Collateral, to the extent not delivered to the Agent pursuant to (S)2.2, will be kept at those locations listed on the Perfection Certificate and none of the Subsidiaries will remove the Collateral from such locations, without providing at least thirty (30) days prior written notice to the Agent.

     5.  NO LIENS. Except for the security interest herein granted and liens
         --------
permitted by the Credit Agreement, each of the Subsidiaries shall be the owner of its respective Collateral free from any lien, security interest or other encumbrance, and such Subsidiary shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to the Agent or any of the Banks. No Subsidiary shall pledge, mortgage or create, or suffer to exist a security interest in the Collateral in favor of any person other than the Agent, for the benefit of the Banks and the Agent, except for liens permitted by the Credit Agreement.

     6.  NO TRANSFERS. No Subsidiary will sell or offer to sell or otherwise
         ------------
transfer the Collateral or any interest therein except as permitted by (S)10.5.2 of the Credit Agreement.

     7.  INSURANCE.
         ---------

          7.1.  MAINTENANCE OF INSURANCE. Each of the Subsidiaries will
                ------------------------
     maintain with financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with general practices of businesses engaged in similar activities in similar geographic areas. Such insurance shall be in such minimum amounts that such Subsidiary will not be deemed a co-insurer under applicable insurance laws, regulations and policies and otherwise shall be in such amounts, contain such terms, be in such forms and be for such periods as may be reasonably satisfactory to the Agent. In addition, all such insurance shall be payable to the Agent as loss payee under a "standard" or "New York" loss payee clause for the benefit of the Banks and the Agent. Without limiting the foregoing, such Subsidiary will (a) keep all of its physical property insured with casualty or physical hazard insurance on an "all risks" basis, with broad form flood and earthquake coverages and electronic data processing coverage, with a full replacement cost endorsement and an "agreed amount" clause in an amount equal to 100% of the full replacement cost of such property, (b) maintain all such workers' compensation or similar insurance as may be required by law and (c) maintain, in amounts and with deductibles equal to those generally maintained by businesses engaged in similar activities in similar geographic areas, general public liability insurance against claims of bodily injury, death or property damage occurring, on, in or about the properties of such Subsidiary; business interruption insurance; and product liability insurance.

          7.2.  INSURANCE PROCEEDS. The proceeds of any casualty insurance in
                ------------------
     respect of any casualty loss of any of the Collateral shall, subject to the rights, if any, of other parties with a prior interest in the property covered thereby, (a) so long as no Event of Default has occurred and is continuing, be disbursed to the appropriate Subsidiary for direct application by such Subsidiary in accordance with (S)10.5.2 of the Credit Agreement and (b) in all other circumstances, be held by the Agent as cash collateral for the Obligations. The Agent may, at its sole option, disburse from time to time all or any part of such proceeds so held as cash collateral, upon such terms and conditions as the Agent may reasonably prescribe, for direct application by such Subsidiary solely to the repair or replacement of such Subsidiary's property so damaged or destroyed, or the Agent may apply all or any part of such proceeds to the Obligations with the Total Commitment (if not then terminated) being reduced by the amount so applied to the Obligations.

          7.3.  NOTICE OF CANCELLATION, ETC. All policies of insurance shall
                ----------------------------
     provide for at least thirty (30) days prior written cancellation notice to the Agent. In the event of failure by any of the Subsidiaries to provide and maintain insurance as herein provided, the Agent may, at its option, provide such insurance and charge the amount thereof to such Subsidiary. Each of the Subsidiaries shall furnish the Agent with certificates of insurance and policies evidencing compliance with the foregoing insurance provision.

     8.  MAINTENANCE OF COLLATERAL; COMPLIANCE WITH LAW. Each of the
         ----------------------------------------------
Subsidiaries will keep the Collateral in good order and repair and will not use the same in violation of law or any policy of insurance thereon. The Agent, or its designee, may inspect the Collateral at any reasonable time, wherever located. Each of the Subsidiaries will pay promptly when due all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of such Collateral or incurred in connection with this Agreement, (other than such items contessted in good faith in accordance with (S)9.8 of the Credit Agreement). Each of the Subsidiaries has at all times operated, and such Subsidiary will continue to operate, its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances.

     9.  COLLATERAL PROTECTION EXPENSES; PRESERVATION OF COLLATERAL.
         ----------------------------------------------------------

            9.1.  EXPENSES INCURRED BY AGENT. In its discretion, the Agent may
                  --------------------------
     discharge taxes and other encumbrances at any time levied or placed on any of the Collateral (other than any taxes or encumbrances contested in good faith and in accordance with (S)9.8 of the Credit Agreement), make repairs thereto (after any Event of Default has occurred and is continuing or if the Borrower's failure to make such repairs will result in an Event of Default) and pay any necessary filing fees. Each of the Subsidiaries agrees to reimburse the Agent on demand for any and all expenditures so made. The Agent shall have no obligation to any Subsidiary to make any such expenditures, nor shall the making thereof relieve any Subsidiary of any default.

            9.2.  AGENT'S OBLIGATIONS AND DUTIES. Anything herein to the
                  ------------------------------
     contrary notwithstanding, each of the Subsidiaries shall remain liable under each contract or agreement comprised in the Collateral to be observed or performed by such Subsidiary thereunder. Neither the Agent nor any Bank shall have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Agent or any Bank of any payment relating to any of the Collateral, nor shall the Agent or any Bank be obligated in any manner to perform any of the obligations of any Subsidiary under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Agent or any Bank in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Agent or to which the Agent or any Bank may be entitled at any time or times. The Agent's sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under (S)9-207 of the Uniform Commercial Code of The Commonwealth of Massachusetts or otherwise, shall be to deal with such Collateral in the same manner as the Agent deals with similar property for its own account.

     10.  SECURITIES AND DEPOSITS. The Agent may at any time, at its option,
          -----------------------
transfer to itself or any nominee any securities constituting Collateral, receive any income thereon and hold such income as additional Collateral or apply it to the Obligations. Whether or not any Obligations are due, the Agent may demand, sue for, collect, or make any settlement or compromise which it deems desirable with respect to the Collateral. Regardless of the adequacy of Collateral or any other security for the Obligations, any deposits or other sums at any time credited by or due from the Agent or any Bank to any of the Subsidiaries may at any time be applied to or set off against any of the Obligations.

     11.  NOTIFICATION TO ACCOUNT DEBTORS AND OTHER OBLIGORS. If a Default or an
          --------------------------------------------------
Event of Default shall have occurred and be continuing, each of the Subsidiaries shall, at the request of the Agent, notify account debtors on accounts, chattel paper and general intangibles of such Subsidiary and obligors on instruments for which such Subsidiary is an obligee of the security interest of the Agent in any account, chattel paper, general intangible or instrument and that payment thereof is to be made directly to the Agent or to any financial institution designated by the Agent as the Agent's agent therefor, and the Agent may itself, if a Default or an Event of Default shall have occurred and be continuing, without notice to or demand upon any of the Subsidiaries, so notify account debtors and obligors. After the making of such a request or the giving of any such notification, each of the Subsidiaries shall hold any proceeds of collection of accounts, chattel paper, general intangibles and instruments received by such Subsidiary as trustee for the Agent, for the benefit of the Banks and the Agent, without commingling the same with other funds of such Subsidiary and shall turn the same over to the Agent in the identical form received, together with any necessary endorsements or assignments. The Agent shall apply the proceeds of collection of accounts, chattel paper, general intangibles and instruments received by the Agent to the Obligations, such proceeds to be immediately entered after final payment in cash or solvent credits of the items giving rise to them.

     12.  FURTHER ASSURANCES. Each of the Subsidiaries, at its own expense,
          ------------------
shall do, make, execute and deliver all such additional and further acts, things, deeds, assurances and instruments as the Agent may reasonably require more completely to vest in and assure to the Agent and the Banks their respective rights hereunder or in any of the Collateral, including, without limitation, (a) executing, delivering and, where appropriate, filing financing statements and continuation statements under the Uniform Commercial Code, (b) obtaining governmental and other third party consents and approvals, including without limitation any consent of any licensor, lessor or other applicable party referred to in (S)2.3, (c) obtaining waivers from mortgagees and landlords and
(d) taking all actions required by Sections 8-313 and 8-321 of the Uniform Commercial Code, as applicable in each relevant jurisdiction, with respect to certificated and uncertificated securities.

     13.  POWER OF ATTORNEY.
          -----------------

            13.1.  APPOINTMENT AND POWERS OF AGENT. Each of the Subsidiaries
                   -------------------------------
            hereby irrevocably constitutes and appoints the Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of such Subsidiary or in the Agent's own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of such Subsidiary, without notice to or assent by such Subsidiary, to do the following:

                   (a) upon the occurrence and during the continuance of an
            Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral in such manner as is consistent with the Uniform Commercial Code of The Commonwealth of Massachusetts and as fully and completely as though the Agent were the absolute owner thereof for all purposes, and to do at such Subsidiary's expense, at any time, or from time to time, all acts and things which the Agent deems necessary to protect, preserve or realize upon the Collateral and the Agent's security interest therein, in order to effect the intent of this Agreement, all as fully and effectively as such Subsidiary might do, including, without limitation, (i) the filing and prosecuting of registration and transfer applications with the appropriate federal or local agencies or authorities with respect to trademarks, copyrights and patentable inventions and processes, (ii) upon written notice to such Subsidiary, the exercise of voting rights with respect to voting securities, which rights may be exercised, if the Agent so elects, with a view to causing the liquidation in a commercially reasonable manner of assets of the issuer of any such securities and (iii) the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral; and

                   (b) to file such financing statements with respect hereto, with or without such Subsidiary's signature, or a photocopy of this

            Agreement in substitution for a financing statement, as the Agent may deem appropriate and to execute in such Subsidiary's name such financing statements and amendments thereto and continuation statements which may require such Subsidiary's signature.

            13.2.  RATIFICATION BY SUBSIDIARIES. To the extent permitted by law,
                   ----------------------------
     each of the Subsidiaries hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

            13.3.  NO DUTY ON AGENT. The powers conferred on the Agent hereunder
                   ----------------
     are solely to protect the interests of the Agent and the Banks in the Collateral and shall not impose any duty upon the Agent to exercise any such powers. The Agent shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to any of the Subsidiaries for any act or failure to act, except for the Agent's own gross negligence or willful misconduct.

     14.  REMEDIES. If an Event of Default shall have occurred and be
          --------
continuing, the Agent may, without notice to or demand upon any of the Subsidiaries, declare this Agreement to be in default, and the Agent shall thereafter have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code, including, without limitation, the right to take possession of the Collateral, and for that purpose the Agent may, so far as each of the Subsidiaries can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom. The Agent may in its discretion require any of the Subsidiaries to assemble all or any part of the Collateral at such location or locations within the state(s) of such Subsidiary's principal office(s) or at such other locations as the Agent may designate. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Agent shall give to such Subsidiary at least five (5) Business Days prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. Each of the Subsidiaries hereby acknowledges that five (5) Business Days prior written notice of such sale or sales shall be reasonable notice. In addition, each of the Subsidiaries waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Agent's rights hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights with respect thereto. To the extent that any of the Obligations are to be paid or performed by a person other than a Subsidiary, each of the Subsidiaries waives and agrees not to assert any rights or privileges which it may have under
(S)9-112 of the Uniform Commercial Code of The Commonwealth of Massachusetts.

     15.  NO WAIVER, ETC. Each of the Subsidiaries waives demand, notice,
          ---------------
protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to both the Obligations and the Collateral, each of the Subsidiaries assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Agent may deem advisable. The Agent shall have no duty as to the collection or protection of the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto beyond the safe custody thereof as set forth in (S)9.2. The Agent shall not be deemed to have waived any of its rights upon or under the Obligations or the Collateral unless such waiver shall be in writing and signed by the Agent with the consent of the Majority Banks. No delay or omission on the part of the Agent in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion. All rights and remedies of the Agent with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Agent deems expedient.

     16.  MARSHALLING. Neither the Agent nor any Bank shall be required to
          -----------
marshal any present or future collateral security (including but not limited to this Agreement and the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the rights of the Agent hereunder and of the Agent or any Bank in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, each of the Subsidiaries hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Agent's rights under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each of the Subsidiaries hereby irrevocably waives the benefits of all such laws.

     17.  PROCEEDS OF DISPOSITIONS; EXPENSES. Each of the Subsidiaries shall pay
          ----------------------------------
to the Agent on demand any and all reasonable expenses, including reasonable attorneys' fees and disbursements, incurred or paid by the Agent in protecting, preserving or enforcing the Agent's rights under or in respect of any of the Obligations or any of the Collateral. After deducting all of said expenses, the residue of any proceeds of collection or sale of the Obligations or Collateral shall, to the extent actually received in cash, be applied to the payment of the

Obligations in such order or preference as is provided in the Credit Agreement, proper allowance and provision being made for any Obligations not then due. Upon the final payment and satisfaction in full of all of the Obligations and after making any payments required by Section 9-504(1)(c) of the Uniform Commercial Code of The Commonwealth of Massachusetts, any excess shall be returned to the appropriate Subsidiary. Such Subsidiary shall remain liable for any deficiency in the payment of the Obligations after all proceeds of Collateral have been applied.

     18.  OVERDUE AMOUNTS. Until paid, all amounts due and payable by each of
          ---------------
the Subsidiaries hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at the rate of interest for overdue principal set forth in the Credit Agreement.

     19.  GOVERNING LAW; CONSENT TO JURISDICTION. THIS AGREEMENT IS INTENDED TO
          --------------------------------------
TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS. Each of the Subsidiaries agrees that any suit for the enforcement of this Agreement may be brought in the courts of The Commonwealth of Massachusetts or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon such Subsidiary by mail at the address set forth below its signature hereto or at such other address as such Subsidiary may designate in writing to the Agent. Each of the Subsidiaries hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

     20.  WAIVER OF JURY TRIAL. EACH OF THE SUBSIDIARIES WAIVES ITS RIGHT TO A
          --------------------
JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, each of the Subsidiaries waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. Each of the Subsidiaries (a) certifies that neither the Agent or any Bank nor any representative, agent or attorney of the Agent or any Bank has represented, expressly or otherwise, that the Agent or any Bank would not, in the event of litigation, seek to enforce the foregoing waivers and (b) acknowledges that, in entering into the Credit Agreement and the other Loan Documents to which the Agent or any Bank is a party, the Agent and the Banks are relying upon, among other things, the waivers and certifications contained in this (S)20.

     21.  MISCELLANEOUS. The headings of each section of this Agreement are for
          -------------
convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon each of the Subsidiaries and its respective successors and assigns, and shall inure to the benefit of the Agent, the Banks and their respective successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. Each of the Subsidiaries acknowledges receipt of a copy of this Agreement.

     IN WITNESS WHEREOF, intending to be legally bound, each of the Subsidiaries has caused this Agreement to be duly executed as of the date first above written.

                                      FLEX-O-LITE, INC.

                                      By: /s/ Christopher T. Paule
                                          -------------------------
                                          Name: Christopher T. Paule
                                          Title:  Vice President

                                      Address:

                                      _____________________________
                                      _____________________________

                                      OSD ENVIZION, INC.



                                      By: /s/ Christopher T. Paule
                                          -------------------------
                                          Name: Christopher T. Paule
                                          Title: Vice President

                                      Address:

                                      _____________________________
                                      _____________________________


                                      CRYSTALOID TECHNOLOGIES, INC.

                                      By: /s/ Christopher T. Paule
                                          -------------------------
                                          Name: Christopher T. Paule
                                          Title: Vice President

                                      Address:

                                      ____________________________
                                      ____________________________

                                      JACKSON ACQUISITION, INC.

                                      By: /s/ Christopher T. Paule
                                          --------------------------
                                          Name: Christopher T. Paule
                                          Title: Vice President

                                      Address:

                                      ______________________________
                                      ______________________________



                                      AMERICAN ALLSAFE COMPANY

                                      By: /s/ Christopher T. Paule
                                          --------------------------
                                          Name: Christopher T. Paule
                                          Title: Vice President

                                      Address:

                                      ______________________________
                                      ______________________________

                                      SILENCIO/SAFETY DIRECT, INC.

                                      By: /s/ Christopher T. Paule
                                          ---------------------------
                                          Name: Christopher T. Paule
                                          Title: Vice President

                                      Address:

                                      _______________________________
                                      _______________________________


ACCEPTED:
BANKBOSTON, N.A.,
 AS AGENT

By: /s/ Peter van der Horst
    ---------------------------
    Peter van der Horst, Vice
           President

                         CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OR STATE OF NEW YORK        )
                                         )  ss.
COUNTY OF NEW YORK                       )

     Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 22 day of April, 1998, personally appeared Christopher T. Paule to me known personally, and who, being by me duly sworn, deposes and says that he is the VP & CFO of Flex-O-Lite, Inc., and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said Vice President & CFO acknowledged said instrument to be the free act and deed of said corporation.

                                   /s/ Dawn M. Schoenig
                                   --------------------
                                   Notary Public
                                   My commission expires: August 8/3/99


                         CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OR STATE OF NEW YORK        )
                                         )  ss.
COUNTY OF NEW YORK                       )

     Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 22 day of April, 1998, personally appeared Christopher T. Paule to me known personally, and who, being by me duly sworn, deposes and says that he is the VP & CFO of OSD Envizion, Inc., and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said VP & CFO acknowledged said instrument to be the free act and deed of said corporation.

                                   /s/ Dawn M. Schoenig
                                   --------------------
                                   Notary Public
                                   My commission expires: August 8/3/99

                         CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OR STATE OF NEW YORK        )
                                         )  ss.
COUNTY OF NEW YORK                       )

     Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 22 day of April, 1998, personally appeared Christopher T. Paule to me known personally, and who, being by me duly sworn, deposes and says that he is the VP & CFO of Crystaloid Technologies, Inc., and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said VP & CFO acknowledged said instrument to be the free act and deed of said corporation.

                                   /s/ Dawn M. Schoenig
                                   --------------------
                                   Notary Public
                                   My commission expires: August 8/3/99


                         CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OR STATE OF NEW YORK        )
                                         )  ss.
COUNTY OF NEW YORK                       )

     Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 22 day of April, 1998, personally appeared Christopher T. Paule to me known personally, and who, being by me duly sworn, deposes and says that he is the VP & CFO of Jackson Acquisition, Inc., and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said VP & CFO acknowledged said instrument to be the free act and deed of said corporation.

                                   /s/ Dawn M. Schoenig
                                   --------------------
                                   Notary Public
                                   My commission expires: August 8/3/99

                         CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OR STATE OF NEW YORK        )
                                         )  ss.
COUNTY OF NEW YORK                       )

     Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 22 day of April, 1998, personally appeared Christopher T. Paule to me known personally, and who, being by me duly sworn, deposes and says that he is the VP & CFO of American Allsafe Company, and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said VP & CFO acknowledged said instrument to be the free act and deed of said corporation.

                                   /s/ Dawn M. Schoenig
                                   --------------------
                                   Notary Public
                                   My commission expires: August 8/3/99


                         CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OR STATE OF NEW YORK        )
                                         )  ss.
COUNTY OF NEW YORK                       )

     Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 22 day of April, 1998, personally appeared Christopher T. Paule to me known personally, and who, being by me duly sworn, deposes and says that he is the VP & CFO of Silencio/Safety Direct, Inc., and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said VP & CFO acknowledged said instrument to be the free act and deed of said corporation.

                                   /s/ Dawn M. Schoenig
                                   --------------------
                                   Notary Public
                                   My commission expires: August 8/3/99

                         CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OR STATE OF NEW YORK        )
                                         )  ss.
COUNTY OF NEW YORK                       )

     Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 22 day of April, 1998, personally appeared Peter van der Horst, to me known personally, and who, being by me duly sworn, deposes and says that he is a Vice President of BankBoston, N.A. (the "Agent"), and that said instrument was signed and sealed on behalf of said Agent by authority of its Board of Directors, and said Peter van der Horst acknowledged said instrument to be the free act and deed of the Agent.

                                   _________________________
                                   Notary Public
                                   My commission expires: